EXHIBIT - 32.1



                                  CERTIFICATION


         I, Logan Clarke Jr., the Acting Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Annual Report on Form 10-K of the Company for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.

Date       March 30, 2005                       By:   /s/ Logan Clarke, Jr.
                                                      --------------------------
                                                      Logan Clarke, Jr.
                                                      Acting Chief Executive
                                                      Officer and President